SALES AGREEMENT*

     THIS AMMONIUM NITRATE SALES AGREEMENT (the "Agreement") is made and effective this 1st day of October, 2001 (the "Effective Date"), by and between NELSON BROTHERS, LLC, a Delaware limited liability company ("NB") and Cherokee Nitrogen Company, an Oklahoma Corporation ("CN"). NB and CN shall be collectively referred to throughout this Agreement as the "Parties."

WITNESSETH THAT:

     WHEREAS, NB conducts business related to the manufacture, distribution, sale and use of Ammonium Nitrate based explosives products and desires to purchase Ammonium Nitrate Solution "AN" from CN for use in its operations; and

     WHEREAS, CN is engaged in the manufacture of AN and desires to sell such AN as required by NB, on the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the Parties agree as follows:

ARTICLE I
INTERPRETATION

Section 1.01 Definitions

     "Agreement" means this Agreement, including the Schedules hereto, and all amendments made hereto by written agreement between NB and CN.

     "AN" or "Products" means bulk Ammonium Nitrate solution on a 100% basis.

     "Confidential Information" means any and all information, technical knowledge, know-how, business plans, pricing guides, pricing strategies, market designs, marketing strategies, trade secrets, product specifications, product concentrations, product compositions, chemical compositions, data, drawings, sketches, flow sheets, formulas, processes, manufacturing processes, quality control specifications, raw materials, concentrations of raw materials, communications of a sensitive or private nature relating to or useful in connection with the manufacture of AN, the design, construction, and/or operation of any of the Parties' facilities, products, business plans, and/or general business and, for avoidance of doubt, includes the provisions of this Agreement; provided that the term "Confidential Information" does not include any of the foregoing that (i) at the time of disclosure or thereafter were generally available to the public (other than as a result of disclosure directly or indirectly by the Receiving Party or its Representatives); (ii) were or become

*INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION.

available to the Receiving Party from a source other than the Disclosing Party or its Representatives; or (iii) are independently developed by the Receiving Party without violating any of its obligations under this Agreement.

     "Party" means either NB or CN, as applicable.

     "Specifications" means the specifications for AN as set forth on Schedule A, attached hereto, as the same may be amended by mutual agreement between the Parties from time to time.

Section 1.02 Headings

     The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement. The terms "this Agreement," " hereof," "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

Section 1.03 Schedules

     The following is the Schedule attached hereto and incorporated by reference and deemed to be part hereof:

               Schedule A                                                  AN Specifications

ARTICLE II
SUPPLY OF PRODUCTS

Section 2.01 Products and Quantity.

      During the term hereof, CN agrees to manufacture and supply or cause to be manufactured and supplied, deliver and sell to NB, and NB agrees to purchase, accept and pay for, all AN required by NB's Cherokee, AL emulsion plant at the prices and otherwise in accordance with the provisions of this Agreement.

Section 2.02 Forecasts

     NB shall provide to CN, at least 30 days in advance, a forecast of NB's requirements of Product on a monthly basis broken out by week based on NB's best estimates.

Section 2.03  Alternate Supply

     In the event that CN's plant is shut down, resulting in NB's inability to fulfill its Product requirements for the Cherokee, AL emulsion plant, or if CN's production capacity is insufficient to meet NB's Cherokee, AL emulsion plant requirements, NB shall have the right to acquire such tons of AN that cannot be supplied by CN ("NB's Excess Requirements") from third party suppliers. During the pendency of such event, NB shall be relieved from any of its obligations pursuant to this Agreement related to NB's Excess Requirements.

Section 2.04 Shipping, Title and Risk of Loss

     AN shall be shipped via the pipeline that exists between CN's manufacturing facility and NB's Cherokee, AL emulsion plant ("Pipeline"). The quantity of product actually delivered by CN shall be determined by NB's meter installed at the interface of the Pipeline and NB's receiving equipment. At any such time, title and risk of loss of the Product shall pass from CN to NB at the downstream flange of such meter. At any time which such meter is inoperative (and pending repair of same) or in need of calibration, the quantity of Product delivered by Pipeline hereunder shall be determined by the meter installed at the CN plant end of the Pipeline.

     In the event of any spilled product at points between the CN meter and the NB meter, NB shall pay for 50% of any such product spilled. The amount of such spilled product shall be determined by the difference between the two meter readings.

ARTICLE III
SPECIFICATIONS

Section 3.01 Quality Control

     Except as hereinafter provided, CN will be responsible for supplying AN to NB that meets the Specifications as set forth in Schedule A attached hereto. CN will promptly notify NB of any known material nonconformance to Specifications of AN and advise NB of the proposed corrective actions to be taken.

Section 3.02 Failure of Product to Meet Specifications

     (a)     NB shall have the right, exercisable upon written notice delivered within ten days from the date on which NB becomes aware of any material non-conformance to Specifications of any AN delivered to it, to notify CN of any such non-conformance and to reject any such non-conforming AN.

     (b)    NB may reject any non-conforming AN which it cannot use, after utilizing commercially reasonable efforts to do so. NB shall not be responsible for payment for any such rejected AN. CN shall be responsible at its cost for reprocessing or disposal of any rejected AN.

     (c)     NB shall use commercially reasonable efforts to mitigate costs incurred as a result of non-conforming AN and shall assist CN and cooperate as necessary to enable CN to minimize its loss, including by retaining samples of such non-compliant AN. The Parties shall cooperate to reprocess or dispose of non-conforming AN in the most cost effective manner possible.

ARTICLE IV
TERM AND TERMINATION

Section 4.01 Term

     Unless earlier terminated in accordance with this Article IV, the term of this Agreement shall commence on the Effective Date of October 1, 2001 and shall continue for 5 years until September 30, 2006. Thereafter, this Agreement shall automatically renew for successive 1 year terms, unless cancelled by either party by providing written notice 1 year prior to September 30th of the succeeding contract year.

Section 4.02 Discretionary Termination

     (a)     Either Party may terminate this Agreement upon the occurrence of any of the following events:

              (i)  subject to clause (b) hereof, material failure of performance by the other Party; or

             (ii)  subject to clause (b) hereof, breach of a material term, condition or provision of the Agreement by the other Party.

     (b)     If one of the events described in Section 4.02(a)(i) or 4.02(a)(ii) occurs, the terminating Party shall notify the other Party of its intent to terminate this Agreement, and shall specify in writing the basis for termination (a "Default Notice"). The Party receiving a Default Notice shall then have 30 days from receipt of the Default Notice to cure the failure of performance or breach. If such failure of performance or breach is timely cured, this Agreement shall remain in force and effect. If the Party receiving the Default Notice fails to timely cure the performance or breach, the notifying Party may terminate this Agreement effective on the 31st day following receipt of the Default Notice. Any dispute concerning whether a Party failed to perform or is in breach of this Agreement or whether any such breach has been cured shall be subject to the provisions of Section 9.01 of this Agreement.

     (c)     This Agreement may be terminated at any time by mutual agreement of the Parties.

Section 4.03 Post Termination

     Upon the termination of this Agreement, whether at the expiration of its term or earlier, NB will purchase, accept and pay for all AN ordered prior to the termination date by NB. Notwithstanding any termination of this Agreement, Articles VI, VII and VIII shall continue in force and effect.

ARTICLE V
PRICE

Section 5.01 Pricing

     (a)     The price billed to NB shall be calculated according to ***

     (b)     ***.  The price resulting from this formula shall be referred to as the "Base Price".

               ***

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

      (c)     Each shipment of AN shall constitute a separate sale, obligating NB to pay therefor, whether said shipment be in whole or only partial fulfillment of any order or confirmation issued in connection therewith. NB shall not be obligated to pay for any Product that is not shipped to it.

      (d)     ***

Section 5.02 ***

Section 5.03 ***

***

Section 5.04 Payment and Settlement

     CN shall invoice NB weekly. NB shall pay CN's Base Price invoices, net 15 days FOB NB's Cherokee, AL emulsion plant delivered as specified in this Agreement. CN may levy finance charges for any payments which are 15 days past due, not to exceed 1-1/2% per month or the highest rate permitted by law. At the end of each month, CN shall calculate the actual average cost of AN pursuant to the formula set forth in Section 5.01 or 5.02 as the case may be. Any adjustment to the Base Price paid by NB shall be billed or credited within 15 days of the end of the applicable month and shall be paid net 15 days.

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Section 5.05 Cost Adjustment

     CN shall make commercially reasonable efforts to reduce the cost figures and conversion factors comprising the Base Price. The parties shall meet on a quarterly basis to review the cost figures and conversion factors. CN shall provide NB with the information necessary to allow informative discussion pertaining to these issues. After review of the cost figures and conversion factors, the Parties may agree on the adjustment, if any, to the variable items contained in the formula used to establish the Base Price.

Section 5.06 Audits

     Either party hereto shall have the right, upon 30 days prior written notice and during regular business hours, to conduct, or to have such party's duly authorized independent representatives conduct, an audit of such portion of the other party's books and records as are directly relevant to the calculation of costs, pricing, fees and adjustments hereunder or sale of the Products to other third parties for the prior 12 month period. In the absence of a bona fide dispute between the parties, no party will request or conduct such an audit more frequently than once per contract year. For purposes of any such audit, the Parties shall use United States Generally Accepted Accounting Principles consistently applied "GAAP".

ARTICLE VI
LIMITED WARRANTIES; LIMITATION; DISCLAIMER

Section 6.01 Limited Warranties

     CN WARRANTS THAT ALL PRODUCT SOLD TO NB IS FREE AND CLEAR OF ALL LEINS AND ENCUMBRANCES, CLEAR TITLE EXISTS AS TO ALL PRODUCTS AND ALL PRODUCTS CONFORM TO THE SPECIFICATIONS SET FORTH IN SCHEDULE A. EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, CN MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, AS TO MERCHANTIBILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER WITH RESPECT TO THE PRODUCTS. CN SHALL NOT BE LIABLE TO NB FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES RESULTING FROM THE HANDLING, POSSESSION OR USE OF THE GOODS BY NB.

Section 6.02 Claims Process

     CN shall have no liability to NB for any non-compliance with the Specifications unless: (a) NB gives CN notice in writing of NB's claim, setting forth fully the facts on which it is based, as soon as practicable after NB becomes aware of such claim and in any event within 45 days of the date of use of any AN, and (b) CN is given a reasonable opportunity to inspect the AN alleged to be defective if available.

Section 6.03 Limitation on Remedies

     Notwithstanding anything to the contrary herein (other than Section 3.02), NB's sole and exclusive remedy and CN's sole and exclusive obligation and liability for breach of the limited warranties under this Article VI, or upon the rejection of any Products pursuant to Section 3.02 hereof, are limited to, upon the mutual agreement of the Parties, one of the following: (i) replacement of the Products by CN without cost to NB; (ii) refund to NB of the invoice price of the particular Products; or (iii) credit toward future purchases of Products by NB in the amount of the invoice price of the non-conforming Products. If the Parties cannot agree upon the remedy within ten days of NB's notification to CN of the breach or rejection, clause (iii) shall automatically apply.

Section 6.04 CONSEQUENTIAL LOSSES

     IN NO EVENT SHALL EITHER PARTY BE LIABLE IN CONTRACT, TORT OR OTHERWISE, FOR INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES UNDER THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY LOSS, OR ALLEGED LOSS, OF PROFIT.

ARTICLE VII
INDEMNIFICATION

Section 7.01 General Indemnity

     (a)     CN shall indemnify, defend, and save harmless, NB, its parents and affiliates and its and their members, shareholders, officers, directors, employees and agents from and against any and all claims, demands, suits, losses, and damages (including, but not limited to, claims, demands, suits, losses, and damages for bodily injury, illness, disease or death) and expenses (including reasonable attorneys' fees) (collectively "Claims") which may be brought against them (individually or jointly) or in which they may be named a party defendant, in any way arising out of the AN supplied under this Agreement, but only to the extent such Claim arises out of, results from or is attributable to the actions, omissions, or willful misconduct, of CN.

     (b)     NB shall indemnify, defend, and hold harmless, CN, its parent and affiliates and its and their members, shareholders, officers, directors, employees and agents from and against any and all Claims which may be brought against them (individually or jointly), or in which they may be named a party defendant, in any way arising out of the use or sale of the AN to be supplied under this Agreement, but only to the extent such Claim arises out of, results from or is attributable to the actions, omissions, or willful misconduct, of NB.

Section 7.02 Demand for Indemnity

     Promptly after receipt of any notice concerning the commencement of any event for which a Party believes it is or may be entitled to indemnity, the Party seeking indemnification (the "Indemnitee") shall give prompt written notice thereof to the Party from which it is seeking indemnification (the "Indemnitor"), provided that failure to give such prompt notice shall not relieve the Indemnitor from any liability it may have to the Indemnitee hereunder, except to the extent that the Indemnitor is prejudiced in its defense of such indemnity Claim as a result of such failure. The Indemnitor may assume the defense of any indemnity Claim with counsel reasonably satisfactory to the Indemnitee and shall not be obligated to furnish separate counsel to the Indemnitee in any action in which the Indemnitor and the Indemnitee are joined unless the Indemnitee reasonably concludes that there may be a conflict of interest between the Indemnitee and the Indemnitor. No settlement of any Claim shall be made without the mutual approval of the Indemnitor and the Indemnitee, but neither of them shall unreasonably condition, delay or withhold their consent to any settlement which the other has proposed.

ARTICLE VIII
CONFIDENTIAL INFORMATION

Section 8.01  Disclosure of Confidential Information

     The Parties realize that during the course of their supply and purchase relationship, it may become necessary for the Parties to disclose Confidential Information to each other ("Disclosing Party") or the Parties may otherwise become privy to certain Confidential Information ("Receiving Party").

Section 8.02  Use of Confidential Information

     In consideration for the necessity of any disclosure of Confidential Information, the Parties agree that during the term of the Agreement and for a period ten years after termination of this Agreement they will treat the Confidential Information as strictly confidential and will not divulge to any third party nor publish or reproduce any of the Confidential Information disclosed by either party, nor make use of any such Confidential Information for any purpose except as required to fulfill the purpose of this Agreement, without the Disclosing Party's prior written consent. The above prohibition includes, without limitation, the inclusion of any of the Confidential Information in any present or future documents, strategies, pricing guides, or any other matter applicable to either Party's business. In the event that a Receiving Party is requested or required by law to disclose Confidential Information, the Party shall provide the Disclosing Party with notice of such request or requirement within two Business Days after the Receiving Party has received, or received notice of, such request or requirement so that the Disclosing Party may object to the request or requirement, seek an appropriate protective order, or provide its consent to the disclosure.

Section 8.03 Return of Confidential Information

     At the termination of in this Agreement, any Confidential Information which has been received by either Party shall either be destroyed by the Party or returned to the Disclosing Party, at the Disclosing Party's option. In the event that a Disclosing Party fails to notify a Receiving Party of its option within 30 days of termination of this Agreement, the Receiving Party shall return all such Confidential Information to the Disclosing Party.

Section 8.04 Access to Confidential Information

     The Parties shall restrict access to the Confidential Information to only those employees, officers and directors ("Representatives") who have a clear need to know the same for the purpose of this Agreement, provided that the Receiving Party guarantees the adherence of such Representatives to the terms of this Agreement. The Receiving Party shall be responsible for ensuring that all Representatives are under a written confidentiality obligation of sufficient scope to obligate them to comply with the terms and conditions of this Agreement.

Section 8.05 Proprietary Nature of Confidential Information

     Any and all Confidential Information disclosed is proprietary and the Disclosing Party reserves full rights to the Confidential Information and remains the sole owner of the Confidential Information and does not assign to the Receiving Party any rights to the Confidential Information.

ARTICLE IX
MISCELLANEOUS

Section 9.01 Dispute Resolution and Arbitration

     The Parties agree that this Agreement affects interstate commerce. The Parties further agree that all disputes or controversies of any kind or nature between the Parties hereto, whether in contract or tort, arising out of or in connection with this Agreement, the relationships formed as a result of this Agreement, its subject matter or its negotiation, any disputes, disagreements or controversies as to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach of contract, continuance or termination thereof, or any claims alleging fraud in fact, fraud in the inducement, deceit, suppression of any material fact, or any claims arising out of or based on violation of any state, federal, or local statute, rule or regulation, including claims relating in any way to the supply or performance of AN referenced in this Agreement, (collectively, "Disputes"), shall be settled exclusively by binding arbitration in Dallas, Texas pursuant to the provisions of the Federal Arbitration Act and according to the Commercial Rules of the American Arbitration Association then in effect in the State of Alabama. The arbitrator shall be chosen from a panel of licensed attorneys having at least 15 years of legal experience and who are familiar with the subject matter of this Agreement and shall be appointed within 60 days of the date of the demand for arbitration by one of the Parties to this Agreement. Additionally, any questions relating to the arbitrability of the claims will be decided by the arbitrator. Such arbitration proceedings may be initiated by either Party, by notice in writing to the other, and to the American Arbitration Association. Each Party shall bear its own arbitration costs and expenses, except to the extent the arbitrator rules otherwise.

Section 9.02 Assignment

     Neither Party may assign this Agreement without the prior written consent of the other Party. Such consent shall not be unreasonably withheld. Upon making a decision to offer its Cherokee, AL production facility for sale, CN shall promptly notify NB of its decision to offer to sell the facility.

Section 9.03 Compliance with Laws

     Both CN and NB shall comply with all laws, orders, rules, regulations and requirements of every duly constituted governmental authority, agency or instrumentality, which may be applicable to this Agreement or its subject matter.

Section 9.04 No Waiver

     The failure of either Party to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or to take advantage of any of its rights hereunder or the failure to object to the nature of performance or lack thereof shall not be construed as a waiver of any such provision or the relinquishment of any such right, but the same shall continue and remain in effect. If the waiver of any right is made, it shall be done expressly in writing by the Party entitled to the enforcement thereof.

Section 9.05 Severability of Provisions

     If any provision in this Agreement is held invalid, the remaining provisions shall continue in full force and effect.

Section 9.06 Governing Law

     This Agreement is deemed to be made under the laws of the State of Alabama for all purposes, including interpretation, performance and enforcement, and shall be construed in accordance with the laws of the State of Alabama. Venue of any legal action to enforce an arbitration award relating to this Agreement shall be in the State of Alabama.

Section 9.07 No Third-Party Beneficiaries

     This Agreement is for the sole benefit of the Parties and their permitted successors and assigns, and nothing herein, express or implied, is intended to or shall confer upon any person or legal entity not a Party hereto any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of the Agreement.

Section 9.08 Force Majeure

     Except as provided herein, it shall not be a breach of this Agreement by a Party if said Party is unable to perform its obligations due to causes beyond its reasonable control. Causes beyond its reasonable control shall include, but not be limited to, inclement weather, floods, civil disturbances, strikes or other labor actions, or other acts of God. In the event of force majeure, the Party claiming such shall give the other detailed written notice of the events constituting force majeure, and thereafter diligently pursue remedying the event of force majeure, provided, however, this shall not require such Party to settle strikes or other labor actions on terms it deems unacceptable. The Parties' obligations under this Agreement shall be suspended during the period of force majeure, provided however, that an event of force majeure shall not relieve a Party of any obligation to honor its indemnities and warranties hereunder or to make any payment due pursuant to this Agreement.

     Any notice as required by this section shall be given as soon as practicable of any such anticipated delay in its ability to perform hereunder.

     In the event of an interruption of delivery, receipt, storage or shipment of the Products hereunder due to an event of force majeure, the party unable to perform shall notify the other party in writing as far in advance as practicable of its ability to resume delivery, receipt, storage or shipment of the Products.

Section 9.09  Financial Hardship

     Notwithstanding the other provisions of this Agreement, a party may be excused from performance under the Agreement in the event that market conditions cause extreme financial hardship.

     In the event of a condition of extreme financial hardship, the Party claiming such shall give the other detailed written notice of the events constituting the extreme financial hardship, and thereafter diligently pursue remedying the event of hardship. The Parties' obligations under this Agreement shall be suspended during the period of financial hardship, provided however, that an event of extreme financial hardship shall not relieve a Party of any obligation to honor its indemnities and warranties hereunder or to make any payment due pursuant to this Agreement.

Section 9.10 Entire Agreement

     This Agreement and the Schedules hereto represent the entire Agreement between the Parties, and there are no other covenants, promises, agreements, conditions or understandings, either oral or written, between them. Neither Party may modify this Agreement except by written agreement signed by both Parties. In the event of any conflict or inconsistency between the provisions of the main body of this Agreement and any Schedule hereto, the provisions of the main body shall govern.

Section 9.11 Notice

     Any notice or communication provided for in this Agreement shall be in writing and given by either delivering the same in person or by registered or certified mail, postage prepaid, or by fax to the address listed below:

NB:      Nelson Brothers , LLC                                     Attention: Nelson Brothers Management
                                                                                    Services, Inc.,
                                                                                    As Manager of Nelson Brothers, LLC
                                                                                    Attention: Chief Financial Officer
                                                                                    820 Shades Creek Pkwy., Suite 200
                                                                                    Birmingham, AL 35209
                                                                                    Fax: (205) 802-5312

CN:     Cherokee Nitrogen Company                           Attention: Mr. James L. Wewers
                                                                                    President
                                                                                    El Dorado Chemical Company
                                                                                    P.O. Box 1373
                                                                                    Oklahoma City, Oklahoma 73101
                                                                                    Fax: (405)236-1209

With a copy to:                                                            David M. Shear
                                                                                   Vice President and General Counsel
                                                                                   LSB Industries
                                                                                   16 South Pennsylvania, 73107
                                                                                   P.O. Box 754
                                                                                   Oklahoma City, Oklahoma 73101
                                                                                   Fax: (405) 236-1209

          Each Party may designate in writing a new mailing address or fax number for notices hereunder. Notice by mail is deemed given as of the time of receipt of the parcel, as evidenced by the return receipt.

[SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

     Cherokee Nitrogen Company                                    Nelson Brothers, LLC

      By: _____________________________                    By: ______________________________
      Its: _____________________________                    President of Nelson Brothers Management
                                                                                          Services, Inc., as Manager of Nelson
                                                                                          Brothers, LLC.

       Date: ____________________________                                     Date: ____________________________

SCHEDULE A

AMMONIUM NITRATE SOLUTION SPECIFICATIONS

Parameter                                                                                   Specification/Range

Concentration Ammonium Nitrate:                                               82.5 -- 83.5

Specific Gravity:                                                                          1.40 @ 212 degrees F @ 83%

Melting point, salt out temperature:                                              154 degrees F at 83%, curve dependent

Temperature at operating conditions:                                            Maximum 205 F
                                                                                                   Minimum 10 F < Crystallization Point
                                                                                                   Pipeline Minimum 195 F

pH:                                                                                             4.0 -- 6.0

Appearance:                                                                               Clear Liquid